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                                                                    EXHIBIT 10.5

                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

         This Fourth Amended and Restated Loan Agreement (this "Agreement") is entered into as of August 29, 1997 by and between BEARCOM OPERATING, L.P. (the "Company") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, formerly First Interstate Bank of Texas, N.A. (the "Bank").

                                    Recitals

         WHEREAS, the Company and the Bank have been parties to that certain Third Amended and Restated Loan Agreement dated as of November 1, 1996 (the "Old Agreement"), under which the Bank made certain loans and advances to the Company secured by all or substantially all of the Company's assets; and

         WHEREAS, the Company has requested additional financial accommodations, and the Company and the Bank have agreed to amend and restate the terms and conditions of the Old Agreement, as set forth hereinafter.

                                   Agreements

         In consideration of the Bank's making the following described loans, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the Company and the Bank agree as follows:

                i.        The $15,000,000 Revolving Line of Credit.

         (a) Subject to, and upon the terms, conditions, covenants and agreements contained herein, the Bank agrees to loan the Company, at any time, and from time to time prior to the maturity of the Company's promissory note executed in conjunction with this Agreement, such amounts as the Company may request up to but not exceeding an aggregate principal sum at any time outstanding equal to $15,000,000 (the "Revolving Line of Credit"); within such limits and during such period, the Company may borrow, repay, and re-borrow hereunder. All loans under the Revolving Line of Credit shall be evidenced by the Company's Renewal Master Revolving Credit Note dated the date hereof (the "Revolving Note"), in form and substance satisfactory to the Bank, payable to the order of the Bank, and bearing interest upon the terms provided therein (but in no event to exceed the maximum non-usurious interest rate permitted by law). The principal of and interest on the Revolving Note shall be due and payable as set forth on the face of the Revolving Note. Notation by the Bank on its records shall constitute prima facie evidence of the amount and date of any payment or borrowing thereunder. The Revolving Line of Credit shall be used by the Company for its ordinary working capital needs, or for general corporate purposes, or for its acquisition of all or substantially all of the assets or capital stock of one or more operating businesses (each such acquisition a "Revolver Acquisition").


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 1
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         (b)    Advances Related to Letters of Credit. Advances under the
Revolving Line of Credit may also be made to fund Letters of Credit (as hereinafter defined) that are issued under the Revolving Note and are drawn upon, provided, the Bank may, in its own discretion, advance funds under the Revolving Line of Credit to fund such Letters of Credit (as hereinafter defined) when the Company does not reimburse the Bank for such funding. All such advances shall be added to the principal amount of the Revolving Note and shall be reimbursable to the Bank by the Company upon demand therefor.

                ii.         The $5,000,000 Acquisition Line of Credit. Subject
                        to, and upon the terms, conditions, covenants and agreements contained herein, at the Company's request the Bank has agreed to loan the Company up to the sum of $5,000,000 to be utilized by the Company solely for its acquisition of all or substantially all of the assets or capital stock of one or more operating businesses (each an "Acquisition"); within such limits and until October 31, 1997 (but not thereafter), the Company may borrow, repay and reborrow hereunder. Such loans (the "Acquisition Indebtedness") are evidenced by the Company's Acquisition Note dated November 1, 1996 (the "Acquisition Note"), executed concurrently with the execution of the Old Agreement, payable to the order of the Bank, and bearing interest upon the terms provided therein (but in no event to exceed the maximum non-usurious interest rate permitted by law). The Acquisition Indebtedness shall convert from a line of credit to a term repayment on November 1, 1997 in accordance with the terms of the Acquisition Note. The principal of and interest on the Acquisition Note shall be due and payable as set forth on the face of the Acquisition Note. Notation by the Bank on its records shall constitute prima facie evidence of the amount and date of any payment or borrowing thereunder.

                iii.        Renewals and Extensions. All renewals, extensions,
                        modifications and rearrangements of the Revolving Note and the Acquisition Note, if any, shall be deemed to be made pursuant to this Agreement, and accordingly, shall be subject to the terms and provisions hereof, and the Company shall be deemed to have ratified, as of such renewal, extension, modification or rearrangement date, all of the representations, covenants and agreements herein set forth.

                iv.         Old Agreement Superseded. This Agreement supersedes
                        and replaces the Old Agreement in its entirety; provided, that the Company's liability to the Bank for outstanding loans and other indebtedness under the Old Agreement and its predecessors (the amount of which the Company acknowledges is, as of August 28, 1997, $8,934,300 under the Revolving Note and $5,000,000 under the Acquisition Note), shall continue in full force and effect under the terms hereof. The foregoing amounts of indebtedness shall constitute the initial outstanding principal amount under the Revolving Note and the Acquisition Note, respectively.


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 2
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                v.          Letters of Credit. Subject to the conditions herein,
                        the Bank shall from time to time, at the request of the Company, issue Letters of Credit (herein so called) to Company's vendors for the acquisition of inventory for the Company. The aggregate outstanding amount of any Letters of Credit issued by Bank hereunder shall constitute a portion of the Revolving Line of Credit, and shall in no event exceed the sum of $2,000,000. The fees for such issuance shall be in accordance with the Bank's then existing fee schedule therefor. Such Letters of Credit shall be considered in computing the amount of funds available to the Company, as provided in Section 6 herein. The Bank shall not be obligated: (a) to issue Letters of Credit if the issuance of same would cause the Outstanding Credit (as hereinafter defined) to exceed the Borrowing Base (as hereinafter defined); (b) to issue such Letters of Credit with an expiration date after the maturity date of the Revolving Note; and (c) to extend the expiration date of such Letters of Credit to a date after the maturity date of the Revolving Note.

                vi.         Availability Under Revolving Note.

                                (i)         Revolving Note. The aggregate
                                        principal amount at any time outstanding under the Revolving Note and the Acquisition Note, including without limitation the face amount of all outstanding Letters of Credit issued for the account of the Company (said principal amount collectively being referred to herein as the "Outstanding Credit") shall not at any time exceed the Borrowing Base, as hereinafter defined.

                                (ii)        Borrowing Base Compliance. In the
                                        event the Outstanding Credit at any time exceeds the Borrowing Base, then the Company shall immediately make such payments to the Bank necessary to reduce the Outstanding Credit to an amount such that the Outstanding Credit is less than or equal to the amount of the Borrowing Base.

                  vii.          Borrowing Base.

         (a) The "Borrowing Base" shall be equal to an amount that is 5.50 times the Free Cash Flow of the Company; calculated on a rolling, preceding 12-month basis. The term "Free Cash Flow" means the Company's net income plus depreciation and amortization, less any non- discretionary, maintenance capital expenditures (which shall include, without limitation, all amounts spent for the purchase and replacement of rental equipment). The Free Cash Flow, and all components thereof, shall be computed by the Company and reported to the Bank in accordance with generally accepted accounting principles, consistently applied ("GAAP").


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         (b)    For purposes of determining the Borrowing Base upon, or
following, an Acquisition or a Revolver Acquisition by the Company, the Company shall include in the calculation in Subsection 7(a) hereinabove the Free Cash Flow for the division, corporation or other entity that is the subject of such acquisition, to be computed by the Company and reported to the Bank in accordance with GAAP, but without any adjustments for efficiencies that the Company might realize in its operations after the acquisition.

         (c) In the event that the Bank disputes the amount of the Borrowing Base as calculated and reported by the Company, the Bank may, upon notice to the Company, make any reasonable adjustment to the Borrowing Base for purposes of determining availability under the Revolving Note and the Acquisition Note.

                viii. Requests for Advances. Advances under the Revolving Line of Credit may be made by telephonic oral request, written request signed by an authorized officer of the Company or by telephonic facsimile request, provided that any such advance shall be deposited in an account of the Company, unless such authority for telephonic oral requests or telephonic facsimile requests is revoked in writing by John P. Watson, as designated agent of the Company (or such other designated agent as the Bank approves in writing), and such revocation is actually received by the Bank (the "Revocation"). Any telephonic oral request shall be followed with a written request for an advance in accordance with this Agreement within twenty- four (24) hours. In consideration of the Bank's permitting the Company to make telephonic oral requests and telephonic facsimile requests for advances under the Revolving Note until Revocation, the Company covenants and agrees to assume liability for and to protect, indemnify and hold the Bank harmless from any and all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses, including attorneys' fees and expenses of employees, which may be imposed, incurred by or asserted against the Bank (other than that caused by Bank's willful misconduct) by reason of any loss, damage or claim howsoever arising or incurred because of or out of or in connection with (i) any action of the Bank pursuant to telephonic oral requests and telephonic facsimile requests for advances under the Revolving Line of Credit, (ii) the breach of any provisions of this Agreement by the Company, (iii) the transfer of funds pursuant to such telephonic oral requests and telephonic facsimile requests, or (iv) the Bank's honoring or failing to honor any telephonic oral request or telephonic facsimile request for any reason. The Bank is entitled to rely upon and act upon telephonic oral requests and telephonic facsimile requests made or purportedly made by any of the officers or employees specified in the resolutions delivered to the Bank of even date herewith, as supplemented in writing from time to time and accepted by the Bank, and the Company shall be unconditionally and absolutely estopped from denying
                        (i) the authenticity and validity of any such transaction so acted upon by the Bank once the Bank has advanced funds under the Revolving Line of Credit and deposited or


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                        transferred such funds as requested in any such
                        telephonic oral request or telephonic facsimile request, and (ii) the Company's liability and responsibility therefor.

                ix.         Prepayments. Any prepayment on the Revolving Note
                        and the Acquisition Note (collectively, the "Notes") shall be paid at the offices of the Bank. The Company shall be entitled to prepay the Notes from time to time and at any time, in whole or in part, without notice or penalty except as set forth in the Notes. All prepayments on the Notes shall be applied as set forth in the Notes. No prepayment shall relieve the Company of the obligation to pay the principal and interest on the Notes until such time as all obligations are paid in full.

                x.          Collateral for the Loans. The Outstanding Credit and
                        any and all other indebtedness of any kind whatsoever now owing or hereafter arising under this Agreement (which shall collectively be referred to herein as the "Bank Indebtedness") shall be secured by the following (hereinafter called the "Collateral"), as to which the Company hereby grants to the Bank a security interest:

                                (i)         All accounts now owned or existing
                                        as well as any and all that may
                                        hereafter arise or be acquired by the
                                        Company, and all proceeds and products
                                        thereof, including without limitation,
                                        all notes, drafts, acceptances,
                                        instruments, general intangibles
                                        (including tax refunds) and chattel
                                        paper arising therefrom, and all
                                        returned or repossessed goods arising
                                        from or relating to any such accounts or other proceeds of any sale or other disposition of inventory; and all interests of the Company in any goods, the sale or lease of which shall have given rise to any of the foregoing;

                                (ii)        All of the Company's inventory,
                                        including goods, merchandise, raw
                                        materials, goods in process, and
                                        finished goods now owned or hereafter
                                        acquired and held for sale or lease or
                                        furnished or to be furnished under
                                        contracts for service or used or
                                        consumed in the Company's business and
                                        all additions and accessions thereto and contracts with respect thereto and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof, including, without limitation, all of such whether now or hereafter in the possession of the Company, warehouseman, bailee or any other person;


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                                (iii)       All of the Company's equipment of
                                        every nature and description whatsoever
                                        now owned or hereafter acquired
                                        including all appurtenances and
                                        additions thereto and substitutions
                                        therefor, wheresoever located, including all tools, parts and accessories used in connection therewith;

                                (iv)        All of the Company's general
                                        intangibles (including, without
                                        limitation, the Company's service marks
                                        and trademarks) and other personal
                                        property now owned or hereafter
                                        acquired, including but not limited to
                                        the Company's mailing lists; and

                                (v)         Such other property of the Company
                                        as may be included within the definition of "Collateral" in the Amended and Restated Commercial Security Agreement dated as of March 1, 1996 (the "Security Agreement") executed by the Company in favor of the Bank.

                xi.         Execution of Loan Documents. The Company shall
                        execute and deliver, or cause to be executed and delivered, to Bank the following described documents:

                                (i)         As a condition precedent to the
                                        effectiveness of this Agreement and the
                                        right of the Company to request any
                                        advance hereunder, the Company shall
                                        execute and deliver to the Bank the
                                        following documents and instruments (or
                                        shall obtain execution and delivery by
                                        any applicable third party), in form and substance satisfactory to the Bank:

                                        1)      This Agreement;

                                        2)      The Revolving Note;

                                        3)      Security agreements, financing
                                            statements, and all other documents
                                            or instruments described or
                                            contemplated herein or otherwise
                                            required by the Bank to secure the
                                            payment of the Notes and the
                                            performance by the Company of its
                                            obligations hereunder and thereunder
                                            (the "Security Instruments")
                                            evidencing a first priority security
                                            interest in


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                                            favor of the Bank in all property of
                                            the Company;

                                        4)       The resolutions of

                                            the board of directors of the
                                            general partner of the Company
                                            approving the Company's execution
                                            and performance of this Agreement,
                                            as certified by the general
                                            partner's corporate secretary;

                                        5)      A Consent and Reaffirmation of
                                            Guarantors executed by BearCom,
                                            Inc., Page- Com GP, Inc. and Bear
                                            Communications, Inc., in form and
                                            substance satisfactory to the Bank,
                                            reaffirming their respective
                                            guarantees and the other documents
                                            and instruments executed and
                                            delivered to the Bank in connection
                                            with the Old Agreement; and

                                        6)      The Company's attorneys shall
                                            execute and deliver to the Bank, in
                                            form and substance satisfactory to
                                            the Bank, an opinion letter
                                            supporting the validity and
                                            enforceability of the Loan Documents
                                            (as defined hereinafter) and the
                                            debt and liens evidenced thereby;

                                        7)      all other documents or
                                            instruments requested by the Bank to
                                            be executed concurrently herewith.

                                (ii)        In connection with the Bank's
                                        issuance of each Letter of Credit, the
                                        Company shall, in addition to the
                                        documents required in Section 11(a)
                                        above, execute and deliver to the Bank
                                        a Letter of Credit Application and
                                        Agreement (herein so called), provided
                                        the Bank shall have no obligation to
                                        issue a Letter of Credit for the
                                        account of the Company until a Letter
                                        of Credit Application and Agreement has
                                        been executed by the Company and
                                        delivered to the Bank.

                xii.        Use of Proceeds. The proceeds of the Revolving Note
                        shall be used by the Company solely to provide for the ordinary working capital needs of the Company, for general corporate purposes or for Revolver Acquisitions. The proceeds of the Acquisition Note shall be used by the Company solely for Acquisitions. No part of the proceeds received hereunder will be used,


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                        directly or indirectly, for the working capital needs of
                        any partner in, or affiliates of, the Company, nor for the purpose of purchasing or carrying, or the payment in full or in part, of indebtedness which was incurred for the purposes of purchasing or carrying margin of stock, as such term is defined in Section 221.3 of Regulation U of the Board of Governors of the Federal Reserve System 12 C.F.R., Chapter II, Part 221.

                xiii.       Representations and Warranties. Until payment and
                        performance in full of the Notes, unless the Company receives prior written approval of a deviation therefrom from the Bank, the Company represents, warrants and covenants that:

                                (i)         The Company is a limited partnership
                                        duly registered, validly existing and in good standing under the laws of the state of its registration and is duly licensed, qualified to do business and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such licensing and qualification and has all powers and all permits, consents and authorizations necessary to own and operate its properties and to carry on its business as presently conducted. The execution, delivery and performance of this Agreement by the Company, the borrowings hereunder and the execution and delivery of the Revolving Note, the Acquisition Note, the Security Instruments, the Letter of Credit Applications and Agreements, the Company's Amended and Restated Repurchase Agreement with Motorola, Inc. dated March 1, 1996 (the "Repurchase Agreement"), and the several agreements and instruments contemplated thereby,
                                        (i) have been duly authorized by proper
                                        partnership proceedings and (ii) will
                                        not contravene, or constitute a default
                                        under, any provision of applicable law
                                        or regulation or of the partnership
                                        agreement of the Company, or of any
                                        mortgage, indenture, contract, agreement or other instrument, or any judgment, order or decree, binding upon the Company. No consents of the Company's limited partner(s) or any holder of any indebtedness of the Company are required as a condition to the validity of this Agreement. This Agreement, the Notes, the Security Instruments, the Letter of Credit Applications and Agreements, the Repurchase Agreement and any agreements, documents and instruments contemplated herein and


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 8
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                                        thereby, or in any way related thereto
                                        whether executed prior hereto,
                                        simultaneously herewith or hereafter
                                        (all of same being hereinafter sometimes called the "Loan Documents"), when duly executed and delivered in accordance with this Agreement, will constitute legal, valid and binding obligations of the Company in accordance with their respective terms.

                                (ii)        The unaudited balance sheet of the
                                        Company at July 31, 1997, the related
                                        statement of income and retained
                                        earnings for the period then ended,
                                        copies of which have been delivered to
                                        the Bank, accurately represent the
                                        financial position of the Company at
                                        July 31, 1997 and the results of its
                                        operations for the periods then ended in conformity with GAAP applied on a basis consistent with the preceding year. No material adverse change has occurred since July 31, 1997 in the financial position or in the results of operations of the Company or in its business.

                                (iii)       No approvals or consents of any
                                        governmental department, administrative
                                        agency or instrumentality having
                                        jurisdiction over the Company are
                                        necessary to permit the Company to enter into the Loan Documents or to make any Acquisition or Revolver Acquisition, except as previously expressly disclosed to the Bank in writing before such Acquisition or Revolver Acquisition becomes effective.

                                (iv)        There is no action, suit or
                                        proceeding pending or, to the
                                        knowledge of the Company, threatened
                                        against the Company or the Collateral
                                        before any court, governmental
                                        department, administrative agency or
                                        instrumentality which, if such action,
                                        suit or proceeding were adversely
                                        determined, would adversely affect the
                                        financial position or the results of
                                        operations of the Company or its
                                        business or the ability of the Company
                                        to perform its obligations under the
                                        Loan Documents.

                                (v)         No Default or Event of Default
                                        (hereinafter defined) has occurred and
                                        is continuing.

                                (vi)        The Company has good and
                                        indefeasible title to all of its
                                        assets and properties, free and clear of all


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 9
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                                        security interests, mortgages, liens or
                                        encumbrances, except as otherwise
                                        permitted under this Agreement or
                                        reflected in the Company's financial
                                        statements submitted to the Bank and
                                        dated as of July 31, 1997.

                                (vii)       The Company is not an investment
                                        company within the meaning of the
                                        Investment Company Act of 1940.

                                (viii)      All United States tax returns and
                                        all required State and foreign tax
                                        returns relating to the Company have
                                        been filed by it or on its behalf and
                                        all taxes due thereunder have been paid, except such amounts which are the subject of a bona fide dispute which the Company is diligently pursuing in good faith. All other tax returns required to be filed by the Company or on the Company's behalf with any taxing jurisdiction have been filed and all tax liabilities shown thereon to be due have been paid and such returns properly reflect the taxes of the Company for the periods covered thereby.

                                (ix)        The security interests, mortgages
                                        and liens attaching to the Collateral
                                        will at all times constitute valid,
                                        perfected and enforceable first
                                        priority security interests, mortgages
                                        and liens in favor of the Bank, and the
                                        Collateral is and shall be at all times
                                        subject to no other security interests,
                                        mortgages, liens or encumbrances, except as otherwise permitted under this Agreement. Before any further funding under the Notes, the Company will have taken, or will have participated with the Bank in taking, all necessary action and will have made all necessary filings to provide the Bank with perfected, first priority (except as otherwise permitted under this Agreement) security interests, mortgages and liens in the Collateral under the laws of all appliable jurisidctions.

                xiv.        Affirmative Covenants. Until payment and performance
                        in full of the Notes, unless the Company receives prior written approval of a deviation therefrom from the Bank, the Company covenants and agrees to:

                                (i)         Annual Statements. Furnish the Bank,
                                        within one hundred (100) days after the
                                        end of the fiscal year of BearCom, Inc., a copy of BearCom, Inc.'s


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 10
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                                        consolidated audited financial
                                        statements (which shall include the
                                        Company), consisting of at least a
                                        balance sheet and related statement of
                                        income, retained earnings and changes
                                        in financial condition of BearCom, Inc.
                                        and the Company prepared in conformity
                                        with GAAP, applied on a basis consistent with that of the preceding year (if applicable), and certified by an independent certified public accountant selected by BearCom, Inc. and satisfactory to the Bank.

                                (ii)        Consolidating Statements. Furnish
                                        the Bank, within one hundred (100) days
                                        after the end of the fiscal year of
                                        BearCom, Inc., a copy of its
                                        consolidating financial statements
                                        including all of BearCom, Inc.'s
                                        subsidiaries and affiliates, including
                                        without limitation, the Company.

                                (iii)       Monthly Statements. Furnish the Bank
                                        within thirty (30) days after the end of each calendar month during the term hereof, a copy of BearCom, Inc.'s consolidated unaudited financial statements for such calendar month, consisting of at least a balance sheet and related statement of income, retained earnings and a statement of cash flow of BearCom, Inc. and the Company, prepared in conformity with GAAP and certified by the chief financial officer of BearCom, Inc.

                                (iv)        Compliance Certificate. Furnish the
                                        Bank concurrently with the delivery of
                                        the financial statements required to be
                                        delivered pursuant to subsection (c)
                                        above, a Compliance Certificate in the
                                        form of the Compliance Certificate
                                        attached hereto as Exhibit A, signed by
                                        an authorized officer or agent of the
                                        Company.

                                (v)         Borrowing Base Certificate. Furnish
                                        the Bank a Borrowing Base Certificate in the form of the Borrowing Base Certificate attached hereto as Exhibit B-1, signed by an authorized officer or agent of the Company, not later than thirty (30) days after the end of each calendar month during the term hereof, with regard to and as of the end of such calendar month, in order to evidence Borrowing Base compliance under


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 11
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                                        Section 5 hereof. Company will further
                                        furnish the Bank with a Draw Request
                                        Form in the form attached hereto as
                                        Exhibit B-2 not later than 1:00 p.m. on
                                        any business day on which the Company
                                        is requesting an advance under the
                                        Revolving Line of Credit.

                                (vi)        Accounts Receivable Listing and
                                        Aging. Furnish the Bank a current
                                        listing and aging of the Company's
                                        accounts receivable within ten (10) days of a written request therefor by the Bank, with aging of accounts receivable on the basis of current, 30, 60, and over 90 days from date of original invoice.

                                (vii)       Accounts Payable Listing and Aging.
                                        Furnish the Bank a current listing and
                                        aging of the Company's accounts payable
                                        within ten (10) days from a written
                                        request therefor by the Bank, with aging of accounts payable on the basis of current, 30, 60, and over 90 days.

                                (viii)      Inventory Summaries. Furnish the
                                        Bank a current, detailed listing
                                        of inventory in form and detail
                                        acceptable to the Bank within ten (10)
                                        days of a written request therefor by
                                        the Bank.

                                (ix)        Insurance. Maintain, in amounts
                                        satisfactory to the Bank, liability,
                                        property, casualty and business
                                        interruption insurance with generally
                                        recognized reputable companies in the
                                        amounts and types and against the risks, liabilities and contingencies as is usually carried by a similar business in the same general area and of similar size to the Company, with the Bank named as loss payee as its interest may appear, such policies to be non-cancelable without thirty (30) days prior written notice to the Bank.

                                (x)         Taxes. Pay and discharge all taxes,
                                        assessments and governmental charges or
                                        levies imposed on the Company or on its
                                        income or profits or on any of its
                                        property prior to the date on which
                                        penalties or liens attached thereto and
                                        become of public record, except such
                                        amounts which are the subject of a bona
                                        fide dispute which the Company is
                                        diligently pursuing in good faith.


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 12

                                (xi)        Litigation. Promptly give notice to
                                        the Bank of all litigation and all
                                        proceedings before governmental or
                                        regulatory agencies affecting the
                                        Company except litigation or proceedings not materially affecting the financial condition of the Company.

                                (xii)       Future Subsidiaries. Cause any
                                        corporation or entity which shall
                                        hereafter become a subsidiary of the
                                        Company to execute and deliver a
                                        guaranty of the Bank Indebtedness and
                                        such other documents and instruments as
                                        the Bank shall deem advisable or
                                        necessary.

                                (xiii)      Further Assurances. At any time and
                                        from time to time, execute and deliver
                                        such further instruments and take such
                                        further action as may reasonably be
                                        requested by the Bank, in order to cure
                                        any defects in the execution and
                                        delivery of, or to comply with or
                                        accomplish the covenants and agreements
                                        contained in, the Loan Documents.

                                (xiv)       Liens. Subordinate any purchase
                                        money liens to Bank by a Subordination
                                        Agreement in substance and form
                                        satisfactory to the Bank.

                                (xv)        Books and Records. Make available
                                        to the Bank the books and records
                                        of BearCom, Inc. and its subsidiaries
                                        and affiliates, including without
                                        limitation, the Company, including, but
                                        not limited to, the subsidiary journals, accounts receivable files, inventory records, general ledger, and correspondence files. Bank shall have the right to examine the Collateral at any reasonable time upon prior notice.

                                (xvi)       Existence. Continue to be a limited
                                        partnership duly registered and existing in good standing under the law of the jurisdiction under which it is registered and continue to be duly licensed or qualified as a foreign partnership in all jurisdictions wherein the character of the property owned or leased by it or the nature of the business transacted by it makes licensing or qualification necessary by a foreign partnership.


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 13

                                (xvii)      Expenses. Pay reasonable expenses,
                                        including reasonable legal expenses and
                                        attorney's fees, of the Bank which have
                                        been or may be incurred by the Bank in
                                        connection with the preparation of
                                        future documentation deemed necessary by the Bank, the lending and incurring of obligations or liabilities hereunder, the collection of any note authorized hereby, or for the enforcement of any of the Company's obligations hereunder and under any document executed to secure the payment of any note authorized hereunder and for the recording and filing and recording and refiling of any such document.

                                (xviii)     Default. Give notice immediately
                                        upon the knowledge or awareness of
                                        senior management of the Company to Bank in writing of the occurrence of any Default.

                                (xix)       Name Change, Casualty. Give notice
                                        of any change in the name of the
                                        Company, any change in identity or the
                                        Company's structure, and any uninsured
                                        or partially uninsured loss through
                                        fire, theft, liability or property
                                        damage.

                                (xx)        Audits. The Company will permit
                                        Bank's Commercial Finance Department
                                        to perform audits of the Company in
                                        accordance with the Bank's internal
                                        policies. The costs of all such annual
                                        audits, up to an amount of $2,500
                                        per year, shall be borne by the Company.

                                (xxi)       Banking Relationship. As additional
                                        Collateral, the Company will maintain
                                        its primary depository relationship with the Bank.

                                (xxii)      Lock-box. As additional Collateral,
                                        the Company will maintain its existing
                                        Lock-box arrangement for the benefit of
                                        the Bank.

                                (xxiii)     Unused Commitment Fee. The Company
                                        will pay to the Bank, upon quarterly
                                        invoice from the Bank, an unused
                                        commitment fee equal to 0.25% of the
                                        average daily unused balance of the
                                        Revolving Line of Credit during the
                                        preceding three (3) month period.


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 14

                xv.         Negative Covenants. The Company covenants and agrees
                        that so long as the Notes are outstanding and unpaid, without the written consent of the Bank, it shall not:

                                (i)         Debt. Create, incur, assume or
                                        suffer to exist any debt, whether by way of loan, or the issuance or sale of bonds, debentures, notes or securities, including deferred debt for the purchase price, leases, or otherwise, except (i) the loans described herein, (ii) current accounts payable and other current obligations (other than for borrowed money) arising out of transactions in the ordinary course of business, (iii) purchase money acquisitions or capitalized leases of fixed assets up to the amount of $500,000 in the aggregate; provided, that no such debt shall involve financial covenants on the part of the Company more restrictive than those contained in this Agreement, or
                                        (iv) a $300,000 note payable to Raycom,
                                        Inc. or its shareholders.

                                (ii)        Liabilities. Assume, guarantee,
                                        endorse, suffer to exist or otherwise
                                        become liable upon, or agree to purchase or otherwise furnish funds for the payment of, the obligations of any person, firm or corporation, except (i) for the obligations hereunder, and (ii) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

                                (iii)       Encumbrances. Create, incur, assume
                                        or suffer to exist any mortgage,
                                        deed of trust, pledge, encumbrance, lien or security interest of any kind, upon any of its property now owned or hereafter acquired, except (i) liens, mortgages, encumbrances or security interest to secure payment of the borrowings authorized hereunder; (ii) pledges or deposits to secure obligations under workmen's compensation laws or of similar legislation; (iii) deposits to secure public or statutory obligations, statutory mechanics', carriers', workmen's, repairmen's liens or other like items in the ordinary course of business in respect to obligations which are not overdue or are being contested in good faith; and (iv) existing liens not contemplated under this Agreement as reflected by the


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 15
                                        financial statements submitted to the
                                        Bank or disclosed in writing to Bank in
                                        connection with the execution of this
                                        Agreement.

                                (iv)        Acquisitions. Without prior written
                                        approval from the Bank, make any
                                        Acquisition or Revolving Acquisition or
                                        otherwise acquire the assets of another
                                        person or entity for consideration in
                                        excess of $500,000.

                                (v)         Subsidiaries. Form any new
                                        subsidiary or merge or invest in or
                                        consolidate with any corporation or
                                        other entity, or sell, lease, assign,
                                        transfer, or otherwise dispose of
                                        (whether in one transaction or as a
                                        series of related transactions) all or
                                        substantially all of its assets, whether now owned or hereafter acquired.

                                (vi)        Business. Without prior notice to
                                        the Bank, change the nature of business
                                        conducted by the Company or engage in a
                                        kind of business different from that
                                        which the Company presently conducts.

                                (vii)       Distributions. Declare or pay any
                                        distribution (other than a distribution
                                        payable to partners in the amount of
                                        their liability for federal income taxes as a result of the Company's income) or make any other distribution on account of, or purchase, acquire, redeem or retire, any interest in the Company whether now or hereafter outstanding.

                                (viii)      Loans to Officers. Make any
                                        additional loans or advances to partners or management of the Company, or to the officer or directors of any partner in the Company or of affiliate thereof, which in the aggregate exceed the sum of $100,000.

                                (ix)        Sale of Fixed Assets. Sell in excess
                                        of $250,000 in the aggregate, during
                                        any fiscal year of the Company
                                        during the term hereof, of the Company's fixed assets, provided, however, with respect to those sales which in the aggregate are less than $250,000 for any fiscal year, the Company shall replace the assets sold with those of equal or greater value.


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 16

                                (x)         Management. Make any change in the
                                        senior management of the Company which
                                        the Bank, in its sole discretion, deems
                                        significant; provided, however, that a
                                        breach of this covenant will not be an
                                        Event of Default unless the change in
                                        senior management of the Company is
                                        unsatisfactory to the Bank and the
                                        Company fails to make remedial changes
                                        to the senior management of the Company
                                        within thirty (30) days after notice
                                        thereof to the Company.

                                (xi)        Control. Make any change in the
                                        control of the Company which the
                                        Bank, in its sole discretion, deems
                                        significant.

                                (xii)       Pledges. Pledge any assets of
                                        Company without prior consent of
                                        the Bank, including, but not limited to, any purchase money liens not already disclosed to Bank.

                xvi.        Financial Covenants. The Company covenants and
                        agrees that so long as the Notes are outstanding and unpaid, without the written consent of the Bank, the Company will:

                                (i)         Working Capital. Maintain minimum
                                        working capital of not less than
                                        $3,000,000. Working capital is defined
                                        as current assets less current
                                        liabilities, with the exception that
                                        current assets will exclude prepaid
                                        assets other than prepaid catalog
                                        expenses and current liabilities will
                                        include all of the outstanding Revolving
                                        Line of Credit.

                                (ii)        Structured Debt/Tangible Net Worth.
                                        Maintain a ratio of "Total Structured
                                        Indebtedness" to "Tangible Net Worth" of not greater than 2.0 to 1.0. "Total Structured Indebtedness" is defined as all obligations which would be classified on a balance sheet as debt for borrowed money (including, without limitation, all Bank Indebtedness) or debt for the deferred purchase price of property (including, without limitation, all capital lease obligations) in accordance with GAAP, but excluding trade payables, accrued liabilities or other operating liabilities. "Tangible Net Worth" is defined as the total assets of the Company, less the total liabilities of the Company


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 17
                                        as set forth on its balance sheet at
                                        such date, plus indebtedness of
                                        the Company subordinated to the Bank,
                                        less contingent liabilities of the
                                        Company, except that the sum of the
                                        following shall be excluded from the
                                        determination of total assets: (i)
                                        goodwill, including any amounts (however designated on such balance sheet) representing the cost of acquisition of subsidiaries in excess of underlying tangible assets; (ii) patents, trademarks, copyrights, deferred charges (including, but not limited to, unamortized discount and expenses, but excluding prepaid expenses), intangible and other similar assets; (iii) advances to, and notes receivable from, stockholders, officers, employees and other related parties of the Company;
                                        (iv) the Company's mailing lists; and
                                        (v) other assets that are classified as
                                        "intangible" assets in accordance with
                                        GAAP.

                                (iii)       Minimum Quarterly Income. Maintain
                                        minimum net income, calculated in
                                        accordance with GAAP, of at least $1,000 for each fiscal quarter of the Company.

                xvii.       Default. The Company shall be in default hereunder
                        if any one of the following events of default
                        ("Events of Default") shall occur and be continuing, namely:

                                (i)         Default by the Company in the
                                        payment of any sums owing to the Bank
                                        (including, without limitation, under
                                        the Revolving Note, Acquisition Note or
                                        other Bank Indebtedness); or

                                (ii)        Default by the Company in the
                                        payment of any sums owing to creditors
                                        other than the Bank, or if the holder
                                        of any such indebtedness declares or
                                        may declare such indebtedness due
                                        prior to the stated maturity because of
                                        any default thereunder; provided, that
                                        such default shall involve at least the
                                        sum of $1,000 and shall have continued
                                        for a period of seven (7) days; or

                                (iii)       Any representation, statement,
                                        warranty or certificate made by the
                                        Company in the Loan Documents, or in any agreement, document or


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 18
                                        instrument executed pursuant hereto or
                                        concurrently herewith, or hereafter
                                        furnished to the Bank in connection with any loan or loans hereunder, shall prove to have been incorrect in any material respect at the time of making or issuance thereof; or

                                (iv)        Default by the Company or any other
                                        party to the Loan Documents in the
                                        performance of any of the covenants or
                                        agreements set forth in the Loan
                                        Documents or in any other agreement,
                                        document or instrument executed pursuant hereto provided, however, that the provisions of this Agreement shall control in the event that any of such provisions are in conflict with the provisions of any other agreement, mortgage, indenture or instrument executed pursuant hereto and all of such provisions in such other instruments shall be deemed to be cumulative of the provisions hereof to the extent such provisions are not inconsistent herewith; or

                                (v)         The Company or any guarantor shall
                                        apply for or consent to, or acquiesce
                                        in the appointment of a receiver,
                                        trustee, or liquidator of itself or
                                        himself or of its or his property, or
                                        admit in writing its or his inability to pay its or his debts as they mature, or make a general assignment for the benefit of creditors or an Order of Relief be entered with respect to the Company by any court having competent jurisdiction in the premises, or file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, composition, readjustment or arrangement, or similar relief with creditors, under any present or future statute, law or regulation, or otherwise, or take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it or him in bankruptcy, reorganization, or insolvency proceedings, or corporate action shall be taken by it or him for the purpose of affecting any of the foregoing, or it or he shall have a receiver or trustee or assignee in bankruptcy or insolvency appointed for it or him, or its or his property, without its or his application or consent; or


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 19

                                (vi)        Except for the contingent
                                        liabilities previously disclosed
                                        to the Bank or other contingent
                                        liabilities not contemplated by this
                                        Agreement which are incurred by the
                                        Company in the ordinary course of
                                        business, the Company becomes or remains liable, directly or indirectly, for or in connection with the obligations, stock or dividends of any other person or entity, whether by guaranty, endorsement, agreement to purchase or repurchase, agreement to lease, agreement to supply or advance funds (including, without limitation, agreements to maintain working capital, solvency or other balance sheet conditions or agreements to purchase stocks or make capital contributions), or otherwise;

                                (vii)       The Bank determines in the exercise
                                        of its judgment that the Company's
                                        financial condition has deteriorated,
                                        the prospect of repayment of the Bank
                                        Indebtedness is impaired or that the
                                        value of the Collateral has lessened
                                        materially;

                                (viii)      The Repurchase Agreement is
                                        terminated by a party thereto other
                                        than the Bank; or

                                (ix)        An event of default or Event of
                                        Default occurs under any guaranty
                                        executed in connection with this
                                        Agreement or the Old Agreement, or under any security agreement in favor of the Bank executed by any guarantor of Company's obligations to the Bank.

         Thereupon, in any such case, the obligation of the Bank to make any advance or extend credit hereunder (including the issuance of Letters of Credit) to or for the account of the Company pursuant hereto shall immediately terminate and the Bank shall be entitled to each and every remedy and to take each and every action permitted by the Loan Documents.

        xviii.      Reporting Procedures. The Company agrees from time to time to execute and deliver to the Bank such reasonable evidence of the existence and identity of the Collateral and of its availability as security pursuant hereto, as the Bank may reasonably request.

        xix. Notice. All notices and other communications given to any party hereto, in accordance with the provisions of this Agreement, shall be deemed to have been given to any party when sent by registered or certified mail, if by mail, or when sent by telecopy, when and as reflected in the telecopy


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 20
                confirmation, in each case addressed to the party as provided herein, or in accordance with the latest unrevoked direction from such party.

        xx. Waiver. No failure to exercise and no delay in exercising on the part of the Bank of any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in any other agreement.

        xxi. Survival of Agreements. All agreements, representations and warranties herein made, shall survive the execution and delivery of the Revolving Note, the Acquisition Note, the Security Instruments and the other Loan Documents, and the making and renewal thereof.

        xxii. Amendment. This Agreement may not be amended except in writing signed by the Company and the Bank.

        xxiii.      Successors. This Agreement shall be binding upon and inure to the benefit of the Company, the Bank and the successors and assigns of each party hereto.

        xxiv. Severability. In the case any one or more of the provisions contained in the Loan Documents should be invalid, illegal, or unenforceable, in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected thereby.

        xxv. Interest. It is the intention of the parties hereto to comply with the laws of the State of Texas. Accordingly, it is agreed that, notwithstanding any provisions to the contrary in the Loan Documents, in no event shall said Loan Documents require the payment or permit the collection of interest, as defined under the laws of the State of Texas, in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged or received, under the Loan Documents, or in the event the maturity of the indebtedness evidenced by the Notes is accelerated in whole or in part, or in the event that all or part of the principal or interest of the Notes shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged, or received under the Loan Documents on the amount of principal actually outstanding from time to time thereunder shall exceed the maximum amount of interest permitted by the laws of the State of Texas, then in any such event (a) the provisions of this section shall govern and control, (b) neither the Company nor any other person or entity now or hereafter liable for the payment of the Notes shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 21
                amount of interest permitted to be contracted for by, charged to or received from the party obligated thereon under the laws of the State of Texas, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount on the Notes or refunded to the person paying the same, at the holder's option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest permitted to be contracted for by, charged to or received from the party obligated thereon under the laws of the State of Texas as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Loan Documents, for the purpose of determining whether such rate exceeds the maximum lawful rate of interest, shall be made, to the extent permitted by the laws of the State of Texas, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated terms of the Notes all interest at any time contracted for, charged or received from the undersigned or otherwise by the holder or holders thereof in connection with such Notes.

        xxvi. Participations, Etc. The Company expressly recognizes and agrees that the Bank may sell to other lenders participations in the loans incurred by the Company pursuant hereto and, therefore, as security for the due payment and performance of all indebtedness and other liabilities and obligations of the Company to the Bank under the Loan Documents and an other obligation of the Company to the Bank, whether now existing or hereafter arising, and to such lenders arising now by reason of such participations or otherwise, the Company hereby grants to the Bank and to such lenders, a lien on and security interest in any and all deposits or other sums at any time credited by or due from the Bank and such lenders or either or any of them to the Company, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of the Company, and the proceeds thereof now or hereafter held or received by or in transit to the Bank and such lenders or either or any of them, from or for the Company whether for safekeeping, custody, pledge, transmission, collection or otherwise and any such deposit, sums, monies, securities and other property may at any time after Default be set-off, appropriated and applied by the Bank and by such lenders, or either or any of them, against any indebtedness, liabilities or other obligations, whether now existing or hereafter arising, of the Company or any of them, under this Agreement and the Notes, or otherwise whether or not such indebtedness, liabilities or other obligation is then due or secured by any indebtedness, liabilities or other obligation is then due or secured by any collateral or if it is so secured whether or not such collateral held by the Bank or such lenders is considered to be adequate.

        xxvii.      AGREEMENT FOR BINDING ARBITRATION. THE PARTIES AGREE TO BE
                BOUND BY THE TERMS AND PROVISIONS OF THE ARBITRATION

FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 22

                PROGRAM (DATED 9/23/94) WHICH IS ATTACHED HERETO AS EXHIBIT C AND INCORPORATED BY REFERENCE HEREIN AND IS ACKNOWLEDGED AS RECEIVED BY THE PARTIES PURSUANT TO WHICH ANY AND ALL DISPUTES SHALL BE RESOLVED BY MANDATORY BINDING ARBITRATION UPON THE REQUEST OF ANY PARTY.

        xxviii.     Reaffirmation of Security Agreement. The Company hereby
                reaffirms in all respects the validity, effectiveness and enforceability of the Security Agreement, and agrees that the Bank Indebtedness hereunder shall constitute a part of the "obligations" thereunder for all purposes.

        xxix. AMENDMENT, ASSUMPTION AND RESTATEMENT. THIS AGREEMENT CONSTITUTES AN AMENDMENT AND RESTATEMENT OF THAT CERTAIN THIRD AMENDED AND RESTATED LOAN AGREEMENT, DATED AS OF NOVEMBER 1, 1996, BY AND BETWEEN THE COMPANY AND THE BANK.

        xxx. NOTICE OF NO ORAL AGREEMENTS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A WRITTEN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE LOANS.

         EXECUTED as of the day and year first above written.


                                     WELLS FARGO BANK (TEXAS), NATIONAL
                                     ASSOCIATION


                                     By:
                                          -------------------------------------
                                           Kristi Trout, Banking Officer


                                     BEARCOM OPERATING, L.P.

                                     By:
                                          -------------------------------------
                                     Printed Name:
                                                  ---------------------------

                                                  --------of Page-Com GP., Inc.,
                                                  its general partner


FOURTH AMENDED AND RESTATED LOAN AGREEMENT - PAGE 23